Exhibit 10(h)
This instrument prepared by: Michael J. Brandt, Esq. Wallace, Jordan, Ratliff & Brandt, L.L.C. 800 Shades Creek Parkway, Suite 400 Birmingham, Alabama 35209 (205) 870-0555

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (this "Agreement") is entered into as of the 1st day of December, 2003 by and among Interstate General Company L.P., a Delaware limited partnership ("Borrower"), St. Charles Operating Company, LLC, a Delaware limited liability company ("Grantor"), Interstate Business Corporation, a Delaware corporation ("IBC"; Borrower, Grantor and IBC shall be jointly and severally referred to herein as "Indemnitor") and New South Federal Savings Bank, a federal savings bank ("Lender").

Lender is the record and legal holder of that certain loan (the "Town Center Loan") evidenced by that certain Promissory Note (the "Town Center Note") executed as of December 27, 1999 by Borrower in favor of Lender in the original principal amount of Four Million Four Hundred Thousand and No/100 Dollars ($4,400,000.00), and secured by, among other things, (i) the real property (the "Town Center Property") described in that certain Indemnity Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement executed as of December 27, 1999 by Grantor in favor of Lender and recorded in Liber 2925, Folio 291 of the Land Records of Charles County, Maryland, as amended by that certain Amendment No. 1 to Indemnity Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement executed as of July 19, 2000 by Grantor in favor of Lender and recorded in Book 3019, Page 309 of the Land Records of Charles County, Maryland (the "Town Center Indemnity Deed of Trust"), which Town Center Property is also described in Exhibit "A" attached hereto, (ii) that certain Loan Agreement executed as of December 27, 1999 by Borrower, Grantor and Lender, as amended by that certain Amendment to Loan Agreement executed as of February 11, 2000 (the "Town Center Loan Agreement"), (iii) that certain Indemnity Assignment of Leases and Rents executed as of December 27, 1999 by Grantor in favor of Lender and recorded in Liber 2925, Folio 331 of the Land Records of Charles County, Maryland (the "Town Center Assignment of Rents"), (iv) the UCC Financing Statements executed as of December 27, 1999 by Grantor in favor of Lender (the "Town Center UCCs"), (v) that certain Environmental Indemnity Agreement executed as of December 27, 1999 by Borrower and Grantor in favor of Lender (the "Town Center Indemnity"), (vi) that certain Cross-Collateralization Agreement executed as of December 27, 1999 by Indemnitor, among others, in favor of Lender (the "Town Center Cross-Collateralization Agreement"), (vii) those certain Stock Pledge Agreements executed as of March 31, 1999 by IBC in favor of Lender, as amended by that certain Amendment #1 to Stock Pledge Agreements executed as of December 27, 1999 and that certain Amendment #2 to Stock Pledge Agreements executed as of July 19, 2000 (the "Stock Pledge Agreements"), (viii) that certain Blanket Assignment of Contracts, Agreements and Licenses executed as of December 27, 1999 by Grantor in favor of Lender (the "Town Center Blanket Assignment"), and (ix) that certain Guaranty Agreement executed as of December 27, 1999 by Grantor in favor of Lender (the A Town Center Guaranty") (the Town Center Note, Town Center Indemnity Deed of Trust, Town Center Loan Agreement, Town Center Assignment of Rents, Town Center UCCs, Town Center Indemnity, Town Center Cross-Collateralization Agreement, Stock Pledge Agreements, Town Center Blanket Assignment, Town Center Guaranty and any other documents executed by Borrower and/or Grantor in connection with the Town Center Loan shall be collectively referred to herein as the "Town Center Loan Documents").

Lender is also the record and legal holder of that certain loan (the "Waldorf Loan") evidenced by that certain Promissory Note (the "Waldorf Note") executed as of July 19, 2000 by Borrower in favor of Lender in the original principal amount of One Million Six Hundred Thousand and No/100 Dollars ($1,600,000.00), and secured by, among other things, (i) the real property (the "Waldorf Property") described in that certain Indemnity Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement executed as of July 19, 2000 by Grantor in favor of Lender and recorded in Book 3019, Page 264 of the Land Records of Charles County, Maryland (the "Waldorf Indemnity Deed of Trust"), which Waldorf Property is also described in Exhibit "B" attached hereto, (ii) that certain Loan Agreement executed as of July 19, 2000 by Borrower, Grantor and Lender (the "Waldorf Loan Agreement"), (iii) that certain Assignment of Leases and Rents executed as of July 19, 2000 by Grantor in favor of Lender and recorded in Book 3019, Page 299 of the Land Records of Charles County, Maryland (the "Waldorf Assignment of Rents"), (iv) the UCC Financing Statements executed as of July 19, 2000 by Grantor in favor of Lender (the "Waldorf UCCs"), (v) that certain Environmental Indemnity Agreement executed as of July 19, 2000 by Borrower and Grantor in favor of Lender (the "Waldorf Indemnity"), (vi) that certain Cross-Collateralization Agreement executed as of July 19, 2000 by Indemnitor in favor of Lender (the A Waldorf Cross-Collateralization Agreement@ ), (vii) those certain Stock Pledge Agreements executed as of March 31, 1999 by IBC in favor of Lender, as amended by that certain Amendment #1 to Stock Pledge Agreements executed as of December 27, 1999 and that certain Amendment #2 to Stock Pledge Agreements executed as of July 19, 2000 (the "Stock Pledge Agreements"), (viii) that certain Blanket Assignment of Contracts, Agreements and Licenses executed as of July 19, 2000 by Grantor in favor of Lender (the "Waldorf Blanket Assignment", and (ix) that certain Guaranty Agreement executed as of July 19, 2000 by Grantor in favor of Lender (the "Waldorf Guaranty") (the Waldorf Note, Waldorf Indemnity Deed of Trust, Waldorf Loan Agreement, Waldorf Assignment of Rents, Waldorf UCCs, Waldorf Indemnity, Waldorf Cross-Collateralization Agreement, Stock Pledge Agreements, Waldorf Blanket Assignment, Waldorf Guaranty and any other documents executed by Borrower and/or Grantor in connection with the Waldorf Loan shall be collectively referred to herein as the "Waldorf Loan Documents").

The Town Center Loan and the Waldorf Loan shall be collectively referred to herein as the "Loan." The Town Center Loan Documents and the Waldorf Loan Documents shall be collectively referred to herein as the "Prior Loan Documents." The Town Center Indemnity Deed of Trust and the Waldorf Indemnity Deed of Trust shall collectively be referred to herein as the "Indemnity Deed of Trust." The Town Center Property and the Waldorf Property shall be collectively referred to herein as the "Property."

The Loan was previously modified (the "2002 Modification") pursuant to (i) that certain Amended and Restated Promissory Note executed July 25, 2002 by Borrower in favor of Lender in the original principal amount of Seven Million Seven Hundred Sixty-Four Thousand Eight Hundred Seventy-Five and 09/100 Dollars ($7,764,875.09) (the "Amended and Restated Note"), (ii) that certain Loan Modification Agreement executed as of July 25, 2002 by Borrower, Grantor, IBC and Lender (the "2002 Loan Modification Agreement"), (iii) that certain Collateral Assignment and Security Agreement executed as of July 25, 2002 by St. Charles Associates, L.P., a Maryland limited partnership (the "Collateral Assignment"), (iv) that certain Guaranty Agreement executed as of July 25, 2002 by St. Charles Operating Company, LLC, a Delaware limited liability company (the "St. Charles Guaranty", (v) that certain Guaranty Agreement executed as of July 25, 2002 by IBC (the "IBC Guaranty", and (vi) that certain Borrower's Certification executed as of July 24, 2002 by Paul H. Dillion as the Vice President of Interstate General Management Corporation, a Delaware Corporation, as the managing partner of Borrower (the "Borrower's Certification") (the Amended and Restated Note, the 2002 Loan Modification Agreement, the Collateral Assignment, the St. Charles Guaranty, the IBC Guaranty, the Borrower's Certification and any other documents executed by Borrower and/or Grantor in connection with the 2002 Modification shall be collectively referred to herein as the "2002 Modification Documents.") This Agreement, the Prior Loan Documents and the 2002 Modification Documents shall be collectively referred to herein as the "Loan Documents". Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Loan Documents.

Borrower, Grantor and Lender desire to extend, renew and modify the Loan pursuant to the terms of this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Maturity Date. The Maturity Date of the Amended and Restated Note is hereby extended to December 1, 2004. Borrower shall pay to Lender a fee of $38,825 for such extension of the Maturity Date. Borrower shall be required to continue to make monthly payments of interest only on the outstanding principal balance of the Amended and Restated Note pursuant to the provisions thereof on December 1, 2003 and on the first day of each month thereafter through the Maturity Date as hereby extended. The entire principal balance and all accrued but unpaid interest and other sums due under the Amended and Restated Note and the other Loan Documents shall be due and payable in full on the Maturity Date as hereby extended.

2. Balance. The parties acknowledge and agree that the outstanding principal balance of the Loan is $7,764,875.09, and that no additional advances of principal shall be made by Lender to Borrower under the Loan, provided, that Lender may in its sole discretion make advances for the protection of its collateral for the Loan pursuant to the Loan Documents and may add such advances to the principal balance of the Loan in accordance with the Loan Documents.

3. Outstanding Balance of Holdback Funds and Site Inspection Fee Escrow. The parties acknowledge and agree that, as the date of this Agreement, (i) the current balance of the remaining Holdback Funds, as such term is defined in the Amendment to Loan Agreement dated as of February 11, 2000, is $15,573.29, (ii) the current balance of the site inspection fee escrow is $2,916.43, and (iii) Lender is holding no other reserve or escrow funds in connection with the Loan.

4. Required Principal Reduction Payments. Borrower shall be required to make a cash payment to Lender in the amount of $3,500,000 on or before March 31, 2004 (the "First Required Principal Reduction Payment"), which First Required Principal Reduction Payment shall be applied by Lender to the outstanding principal balance of the Loan. Borrower has represented to Lender that Borrower anticipates selling a 30-acre parcel of the Town Center Property (the "Apartment Parcel") for the development of an apartment complex, and that Borrower may obtain a $3,500,000 bridge loan (the "Bridge Loan") to be secured by the Apartment Parcel prior to the sale of the Apartment Parcel. Borrower has further represented to Lender that the sale price for the Apartment Parcel shall be not less than $6,000,000 (the actual amount to be paid to Borrower for the Apartment Parcel shall be referred to herein as the "Sale Price"). Pursuant to the terms of Paragraph 9(d) of the Town Center Indemnity Deed of Trust, as amended pursuant to the 2002 Loan Modification Agreement, Borrower and Grantor would be entitled to the release of the Apartment Parcel from the lien of the Town Center Indemnity Deed of Trust, subject to the conditions stated therein, upon Borrower's payment to Lender of a Release Amount equal to the greater of $150,000 per acre of the Apartment Parcel or 75% of the Sale Price for the Apartment Parcel. Notwithstanding such terms of Paragraph 9(d) of the Town Center Indemnity Deed of Trust, as amended, Lender hereby agrees that (i) in the event Borrower obtains the Bridge Loan, Lender shall subordinate its lien over the Apartment Parcel (while retaining its first in priority lien over the remainder of the Property) to the lien which would encumber the Apartment Parcel as collateral for the Bridge Loan so long as Borrower has paid the First Required Principal Reduction Payment to Lender on or before the earlier to occur of the closing of the Bridge Loan or March 31, 2004, and (ii) in the event that a portion of the Sale Price received by Borrower at the closing of the sale of the Apartment Parcel is in the form of a seller-held note (the "Seller-Held Note") and the portion of the Sale Price received by Borrower in cash at such closing is less than the Release Amount required to be paid to Lender for the Apartment Parcel, Lender shall nevertheless release the Apartment Parcel from the lien of the Town Center Indemnity Deed of Trust and the other Loan Documents, subject to the other conditions stated therein, so long as Borrower has paid the First Required Principal Reduction Payment to Lender on or before the earlier to occur of the sale of the Apartment Parcel or March 31, 2004 and Borrower shall have provided Lender with a first in priority pledge of the Seller-Held Note, the form of which Seller-Held Note and pledge thereof to be satisfactory to Lender in its sole discretion, to secure the balance of such Release Amount, which shall be held by Lender until the balance of such Release Amount has been paid by Borrower to Lender and thereupon released by Lender. Borrower shall pay to Lender all cash received at any time by Borrower from the sale or financing of the Apartment Parcel (after the payment of reasonable out-of-pocket closing costs actually paid by Borrower or Grantor in connection with such sale or financing) until the Release amount has been paid in full by Borrower to Lender. Borrower's obligation to make the First Required Principal Reduction Payment is irrespective of whether Borrower has consummated the sale or financing of such portion of the Town Center Property. Borrower shall be required to make an additional cash payment to Lender in the amount of $1,500,000 on or before June 30, 2004 (the "Second Required Principal Reduction Payment"), which Second Required Principal Reduction Payment shall be applied by Lender to the outstanding principal balance of the Loan. Borrower shall provide lender with such documentation as lender may reasonably require in connection with the matters described in this Paragraph 4, and shall pay all expenses, including attorneys' fees and title expenses, incurred by Lender in connection with the matters described in this Paragraph 4.

5. Representations, Warranties and Covenants of Indemnitor. In addition to any and all other representations, warranties and covenants made by Indemnitor in the Loan Documents, Indemnitor hereby jointly and severally represent, warrant and covenant to Lender that:

(a) Limitations on Other Financing. No lien or other charge upon the Property, other than the first priority Indemnity Deed of Trust of Lender, have been given or executed by Grantor, or has been contracted or agreed to be so given or executed. In addition, Grantor shall not, without the prior written consent of Lender, incur any additional indebtedness which is secured by the Property until the earlier of the release by Lender from the lien of the Indemnity Deed of Trust of the portion of the Property to be encumbered by such additional indebtedness or the payment in full of the Note.

(b) Financial Statements. The financial statements heretofore delivered to the Lender by Indemnitor are true and correct in all material respects, have been prepared in accordance with generally accepted accounting practices and fairly present the respective financial conditions reflected therein as of their respective dates, and there have been no material adverse changes since those respective dates. There is no liability, direct or contingent, of Indemnitor which is material in amount and which is not reflected in the above financial statements.

(c) Litigation. Except as specifically disclosed and described in Exhibit "C" attached hereto, there are no actions, suits, or proceedings (whether or not purportedly on behalf of Indemnitor) pending or, to the best knowledge of Indemnitor, threatened against or affecting Indemnitor or the Property, at law or in equity or by or before any federal, state, municipal of other governmental department, commission, board, bureau, agency of instrumentality, domestic or foreign, and Indemnitor is not, to the best of its knowledge, in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. Exhibit "C" contains a true and accurate reflection of the status of any matters disclosed therein as of the date hereof.

(d) Agreements. Indemnitor is not a party to any agreement or instrument, materially and adversely affecting the businesses, properties, assets, operations or condition, financial or otherwise, of Indemnitor; and Indemnitor is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default would have a material adverse effect upon the business, properties or assets, operations or condition, financial or otherwise of Indemnitor.

(e) Governmental Consents. Indemnitor is not required to obtain any order, consent, approval or authorization of, or to make any declaration or filing with, any governmental authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the issuance and delivery of this Agreement.

(f) No offsets. To the best of the knowledge of Indemnitor, there are no defenses, offsets or counterclaims against the Loan, and no Event of Default exists under the Loan. As of the date hereof, Lender has received no notice of an Event of Default.

(h) Loan Document Review. Indemnitor hereby certify that each has thoroughly reviewed the provisions of this Agreement, the Prior Loan Documents, the 2002 Modification Documents and any other documents executed and delivered by Indemnitor in connection with the Loan, that it has been advised and represented by counsel of its own choice in said transaction and that it understands and consents to the provisions of such instruments.

(i) Organization. Borrower, Grantor and IBC are each duly organized, validly existing and in good standing in the State of Delaware and are each qualified and in good standing in all jurisdictions where qualification is necessary, including the State of Maryland. Indemnitor has all requisite power and authority, and has taken or caused to be taken all necessary action to execute, deliver, enter into and perform in accordance with this Agreement, the Prior Loan Documents, the 2002 Modification Documents and any other documents executed and delivered by Indemnitor. Upon execution and delivery hereof and thereof, this Agreement, the Prior Loan Documents, the 2002 Modification Documents and the other documents executed and delivered by Indemnitor will constitute valid and binding obligations of Indemnitor, and Lender will be entitled to the benefits of this Agreement, the Prior Loan Documents, the 2002 Modification Documents and any other documents executed and delivered by Indemnitor in connection with the Loan.

(j) Loan Documents. Indemnitor warrants to Lender that there are no unfulfilled obligations of Lender under the Loan Documents which arose on or before the date of this Agreement, that Indemnitor has no defenses, offsets or counterclaims under any of the Loan Documents, and that no Event of Default has occurred under any of the Loan Documents. The provisions of the Loan Documents are in full force and effect and are enforceable against Indemnitor in accordance with their respective terms, as modified by this Agreement.

6. No Novation. All parties hereto agree that this Agreement shall not constitute a novation, that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as may be modified and amended by this Agreement, and that nothing in this Agreement shall affect the priority of the Indemnity Deed of Trust.

7. Ratification. Each and every other condition, term, provision, representation, warranty or covenant of the Loan Documents are hereby ratified, confirmed and renewed in all respects, by all the parties hereto.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Maryland without regard to Maryland conflict of laws principles.

9. Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

10. Entire Agreement. This Agreement contains the entire understanding between and among the parties, and supersedes any prior understandings and agreements among them, relating to the subject matter of this Agreement. Any amendments to this Agreement must be in writing and signed by the party against whom enforcement of that amendment is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above set forth.

BORROWER:

Interstate General Company L.P., a Delaware limited partnership

By:	/s/
Name:	Mark Augenblick
Its:	President

State of Virginia, Loudoun County, to wit: I hereby certify, that on this 4th day of March, in the year 2004, before the officer__________, personally appeared Mark Augenblick, who acknowledged himself to be the President of Interstate General Company L.P., a Delaware limited partnership, (the "Company") and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Company by himself as such officer and certified that this instrument is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company.

In testimony whereof I have affixed my official seal, the 4th day of March, A.D. 2004.

/s/
Claudia L. Dingfelder, Notary Public
(SEAL)	Commission Expires: 10/31/05

INDEMNITOR:

St. Charles Operating Company, LLC, a Delaware limited liability company

By:	Interstate General Company L.P., a Delaware limited partnership, Its Sole Member

By:	Interstate General Management Corporation, a Delaware corporation, Its Managing General Partner

By:	/s/
Name:	Sheri Raleigh
Its:	Asst. Vice President / Controller

State of Maryland, Charles County, to wit: I hereby certify, that on this 3rd day of March, in the year 2004, before the officer Mary Louise Sanders, personally appeared Sheri Raleigh, who acknowledged herself to be the Asst. Vice President / Controller of Interstate General Management Corporation, a Delaware corporation, as managing general partner of Interstate General Company L.P., a Delaware limited partnership, as sole member of St. Charles Operating Company, LLC, a Delaware limited liability company (the "Company") and that she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Company by herself as such officer and certified that this instrument is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company.

In testimony whereof I have affixed my official seal, the 3rd day of March, A.D. 2004.

/s/
Mary L. Sanders, Notary Public
(SEAL)	Commission Expires: 1/1/05

Interstate Business Corporation, a Delaware corporation

By:	/s/
Name:	James M. Wilson
Its:	President

State of Maryland, Charles County, to wit: I hereby certify, that on this 3rd day of March, in the year 2004, before the officer Mary Louise Sanders, personally appeared James M. Wilson, who acknowledged himself to be the President of Interstate Business Corporation, a Delaware corporation, (the "Company") and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Company by himself as such officer and certified that this instrument is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company.

In testimony whereof I have affixed my official seal, the 3rd day of March, A.D. 2004.

/s/
Mary L. Sanders, Notary Public
(SEAL)	Commission Expires: 1/1/05

LENDER:

New South Federal Savings Bank, a federal savings bank

By:	/s/
Name:	John L. Segrest
Its:	Vice President

State of Alabama, Jefferson County, to wit: I hereby certify, that on this 10th day of March, 2004, before the undersigned Notary Public in and for said county and state personally appeared John L. Segrest, who acknowledged himself to be the Vice President of New South Federal Savings Bank, a federal savings bank, (the "Bank") and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Bank by himself as such officer and certified that this instrument is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Bank.

In testimony whereof I have affixed my official seal, the 10th day of March, A.D. 2004.

/s/
Monica L. Schroeder, Notary Public
(SEAL)	Commission Expires: 3/16/04

CERTIFICATION

THIS IS TO CERTIFY that the within instrument was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of Maryland.

/s/
Name:	Stephen H. Scott

EXHIBIT A
(Description of Premises)

All of that land and premises known and designated as Parcel EE, containing 70.860 acres, more or less, as shown on a Plat of Subdivision entitled, "Parcel 'EE' Regional Center, Westlake Village, St. Charles Communities," recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 36, Folio 16.

And including in the foregoing description the following parcels:

Parcel E-2, containing 0.43 acres, more or less, as shown on a Plat of Subdivision entitled, "Parcel E-2, a Resubdivision of Smallwood Drive Well Site Regional Center, Westlake Village, St. Charles Communities", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 37, Folio 18; and Parcel E-3, containing 1.957 acres, more or less, as shown on a Plat of Subdivision entitled, "Parcel E-3, a Resubdivision of Parcel 'EE' Regional Center, Westlake Village, St. Charles Communities", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 37, Folio 32.

SAVING AND EXCEPTING THEREFROM, Parcel I-1, containing 10.896 acres, more or less, and the 80 foot right of way known as "St. Nicholas Drive", containing 2.0518 acres, more or less, as shown on a Plat of Subdivision entitled, "Parcel I-1 Regional Center, Westlake Village, St. Charles Communities", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 44, Folio 226.

Lying and being in the Sixth Election District of Charles County, Maryland.

BEGINNING for the First Parcel at a stone heretofore found on the southeasterly outline of the 257.1 acre parcel of land described in a Deed dated November 2, 1984 from Mary E. Berry, Personal Representative to St. Charles Associates and recorded among the Land Records of Charles County, Maryland in Liber No. 1031, at page 159; thence binding on the southeasterly and southwesterly outline of said parcel for the two following courses and distances (1) South 54[o]26'41" West, 2496.83 feet to an iron pipe found; (2) North 50[o]14'19" West, 1683.67 feet; thence leaving said outline and running for lines of division through the aforementioned 257.1 acre tract or parcel for the fifteen following courses and distances, (3) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 490.40 feet, being subtended by a Chord bearing a distance of North 59[o]04'38" East, 489.87 feet; (4) South 38[o]19'25" East, 10.01 feet; (5) North 50[o]38'11" East, 90.05 feet; (6) South 82[o]54'20 East, 42.74 feet; (7) North 51[o]40'35 East, 60.00 feet; (8) North 06[o]12'38" East, 57.03 feet; (9) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 541.99feet, being subtended by a Chord bearing and distance of North 45[o]17'29" East, 541.29 feet; (10) South 49[o]46'56" East, 10.00 feet; (11) North 39[o]20'41" East, 93.49 feet; (12) North 82[o]54'26" East, 42.84 feet; (13) North 37[o]21'09" East, 60.00 feet; (14) North 08[o]12'56" West, 57.14 feet; (15) Northeasterly along a curve to the left having a radius of 3060.00 feet, for a distance of 508.27 feet, being subtended by a Chord bearing and distance of North 31[o]17'00" East, 507.68 feet; (16) South55[o]45'46" East, 622.53 feet; (17) Due East, 850.00 feet to the end of the fourth or North 41[o]43'43" West, 868.40 foot line of a Deed dated November 19, 1985 from St. Charles Associates Limited Partnership to Charles Developers Limited Partnership and recorded among the Land Records to Charles County, Maryland in Liber No. 1096, at folio 420; thence binding reversely on said fourth line and a portion of the third line of said Deed, as now surveyed; (18) South 41[o]43'43" East, 871.87 feet to the point of BEGINNING.

Containing 92.6986 acres of land, more or less.

BEGINNING for the Second Parcel at the beginning of the first line described in a Deed dated August 15, 1985 from Donald Stephen Franyo and wife, Robert L. Travers and wife, to St. Charles Associates and recorded among the Land Records of Charles County, Maryland in Liber No. 1081, at folio 297, thence binding on the first through the fifth lines thereof and on a portion of the sixth line, as now surveyed, for the six following courses and distances; (1) South 71[o]01'21" West, 1517.79 feet to a stone found; (2) North 80[o]06'43" West, 263.90 feet to an iron pipe found; (3) North 09[o]00'02" West, 429.28 feet to an iron pipe found; (4) North 59[o]27'04" West, 53.13 feet to an iron pipe found; (5) North 77[o]50'15" West, 77.64 feet to an iron pipe found; (6) South 54[o]46'37" West, 726.72 feet; thence leaving said sixth line and running for lines of division through the aforementioned Deed for the twenty two following courses and distances; (7) Northwesterly along a curve to the right having a radius of 125.00 feet, for a distance of 171.86 feet, being subtended by a Chord bearing and distance of North 02[o]49'27" West, 158.64feet; (8) Northeasterly along a curve to the right, having a radius of 940.00 feet, for a distance of 352.28 feet, being subtended by a Chord bearing and distance of North 47 [o]17'55" East, 350.22 feet; (9) Northeasterly along a curve to the right, having a radius of 4940.00 feet, for a distance of 332.41 feet, being subtended by a Chord bearing and distance of North 59[o]57'45" East, 332.35 feet; (10) South 26[o]22'12" East, 10.00 feet; (11) North 62[o]24'35" East, 90.02 feet; (12) South 71[o]37'55" East, 42.23 feet; (13) North 63[o]37'48" East, 60.00 feet; (14) North 18[o]55'16" East, 56.28 feet; (15) Northeasterly along a curve to the right, having a radius of 4940.00 feet, for a distance of 520.97 feet, being subtended by a Chord bearing a distance of North 67[o]27'48" East, 520.73 feet; (16) South 17[o]46'32" East, 10.00 feet; (17) North 71[o]00'15" East, 90.02 feet; (18) South 63[o]02'16" East, 42.23 feet; (19) North 72[o]13'28" East, 60.00 feet; (20) North 27[o]30'55" East, 56.28 feet; (21) Northeasterly along a curve to the right, having a radius of 4940.00 feet, for a distance of 191.88 feet, being subtended by a Chord bearing and distance of North 74[o]08'57" East, 191.86; (22) Northeasterly along a curve to the left, having a radius of 3060.00 feet for a distance of 344.58 feet, being subtended by a Chord bearing and distance of North 72[o]02'09" East, 344.40 feet; (23) South 23[o]59'59" East, 10.01 feet; (24) North 67[o]57'38" East, 90.05 feet; (25) South 68[o]34'53" East, 42.74 feet; (26) North 66[o]00'01" East, 60.00 feet; (27) North 20[o]32'04" East, 57.03 feet; (28) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 50.51 feet, being subtended by a Chord bearing and distance of North 64[o]13'00" East, 50.51 feet to a point on the seventeenth or South 13[o]25'45" East, 1605.32 foot line of the aforementioned Deed, 768.43 feet from the beginning thereof; thence binding on a portion of said seventeenth line and on the eighteenth line thereof, as now surveyed, for the two following courses and distances; (29) South 20[o]14'16" East, 836.89 feet; (30) South 21[o]58'31" East, 13.20 feet to the point of BEGINNING.

Containing 34.9904 acres of land, more or less.

BEGINNING for the third at a point on the westerly outline of the Plat entitled "PARCEL EE, REGIONAL CENTER", recorded among the Plat Records of Charles County, Maryland in Plat Book No. 36, at page 16, said point being on the North 06[o]00'30" West, 407.94 foot line of the westerly outline of said Plat, 276.11 feet from the northerly end thereof; thence binding reversely on said line and binding on said westerly outline of said Plat for the two following courses and distances, (1) South 06[o]00'30" East, 131.83 feet; (2) Southwesterly along a curve to the right, having a radius of 1260.00 feet, for a distance of 885.05 feet, being subtended by a Chord bearing and distance of South 14[o]06'52" West, 866.96 feet; thence leaving said Plat outline and running for lines of division for the thirteen following courses and distances; (3) North 55[o]45'46" West, 213.66 feet; (4) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 33.73 feet, being subtended by a Chord bearing and distance of North 26[o]12'32" East, 33.73 feet; (5) South 64[o]06'23" East, 10.00 feet; (6) North 25[o]01'14" East, 93.49 feet; (7) North 68[o]35'01" East, 42.84 feet; (8) North 23[o]01'42" East, 60.00 feet; (9) North 22[o]32'21" West, 57.14 feet; (10) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 88.73 feet, being subtended by a Chord bearing and distance of North 20[o]53'14" East, 88.72 feet; (11) North 20[o]03'23" East, 444.38 feet; (12) South 69[o]56'49" East, 10.00 feet; (13) North 20[o]03'23" East, 90.00 feet; (14) North 65[o]03'23" East, 42.43 feet; (15) North 20[o]03'23" East, 19.27 feet to the point of BEGINNING.

Containing 3.8242 acres of land, more or less.

SAVING AND EXCEPTING THEREFROM, all of the land and premises shown and including in the variable width right of way known as St. Patricks Drive or Western Parkway Phase II, as shown on a Plat of Subdivision entitled, "St. Charles Communities, Dorchester Neighborhood, St. Patricks Drive", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 41, Folio 220, and a Plat of Subdivision entitled, "St. Charles Communities, Dorchester Neighborhood, St. Patricks Drive", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 39, Folio 266, and all of the land and premises formerly included in the above-described parcel, but now lying and being on the East side of said St. Patricks Drive.

EXHIBIT B
(Description of Premises)

Parcel 1:

All that piece or parcel of land known as Parcel F-9, containing 2.0675 acres, more or less, in the subdivision known as "Parcels F-9 & F-10, A Resubdivision of Parcel 'F-8', Towne Center, St. Charles Communities," as per Plat thereof recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 38, Folio 71; lying and being in the Sixth Election District of Charles County, Maryland.

Parcel 2:

All that piece or parcel of land known as Parcel L, in the subdivision known as "Parcels 'J', 'K' and 'L', 301 Commercial, St. Charles Communities," as per Plat thereof duly recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 35, Folio 110; lying and being in the Sixth Election District of Charles County, Maryland.

Parcel 3:

All that piece or parcel of land known as Parcel K, in the subdivision known as 'Parcels 'J', 'K' and 'L', 301 Commercial, St. Charles Communities," as per Plat thereof duly recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 35, Folio 110; lying and being in the Sixth Election District of Charles County, Maryland.

Parcel 4:

2.58 acres and .57 acres for total of 3.15 acres on Northwest side of Washington Avenue in the subdivision known as "Waldorf Park", 6th Election District being that property more accurately described as Lots 28 through 48 inclusive, and Lots 84 through 102 inclusive, as per plat recorded in Plat Book 2, Folio 91, one of the Land Records of Charles County, Maryland.

and

Lots 49 through 56, 105 through 112, 161 through 168 and 217 through 224, in the subdivision known as "Waldorf Park", 6th Election District, as per plat recorded in Plat Book 2, at Folio 91, among the Land Records of Charles County, Maryland, save and excepting any land conveyed to the State Roads Commission by deed recorded in Liber 57, at Folio 113.

EXHIBIT C
(Description of Litigation)

Consent Decree dated August 26, 1999, in the case of United States of America v. Interstate General Company, et. al., case number ACO-96-1112, in the United States District Court for the District of Maryland, Southern Division.